UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Jones Lang LaSalle Incorporated
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In its Proxy Statement circulated in connection with the 2005 Annual Meeting of the Shareholders of Jones Lang LaSalle Incorporated (the “Company”) to be held on Thursday, May 26, 2005, the Company has asked its shareholders to approve a proposed amendment to the Jones Lang LaSalle Stock Award and Incentive Plan to increase the number of shares of Common Stock reserved for issuance under that Plan by 3,000,000.

In connection with its solicitation of votes, the Company may be providing the attached presentation to shareholders as additional soliciting materials in support of its request.

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[LOGO]	Stock Award and Incentive Plan 2005

[LOGO]	Forward Looking Statements

Jones Lang LaSalle Incorporated has filed its Proxy Statement for the 2005 Annual Meeting of Shareholders with the U.S. Securities and Exchange Commission (SEC).  This presentation has also been filed with the SEC as supplemental proxy solicitation material and has been filed on Form 8-K pursuant to SEC Regulation FD.  Statements in this presentation regarding, among other things, future financial results and performance, achievements, plans, targets, projections and objectives may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance, achievements, plans and objectives of Jones Lang LaSalle to be materially different from those expressed or implied by such forward-looking statements and Jones Lang LaSalle makes no representations or guarantees thereof.  Factors that could cause actual results to differ materially include those discussed under “Business,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Quantitative and Qualitative Disclosures about Market Risk,” and elsewhere in Jones Lang LaSalle’s Annual Report on Form 10-K for the year ended December 31, 2004 and in other reports filed with the Securities and Exchange Commission.  Statements speak only as of the date of this presentation.  Jones Lang LaSalle expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in Jones Lang LaSalle’s expectations or results, or any change in events.  In addition, nothing herein may be construed or is intended as an offering of any security.

Our Request

•          Jones Lang LaSalle is requesting shareholder approval of a new share authorization of 3 million additional shares for its Stock Award and Incentive Plan (SAIP)

•          We believe our use of equity-based incentives has contributed to our financial success for shareholders and will continue to be important for motivating and rewarding key employees in the future

•          We expect institutional investment advisors to recommend voting against the request as a result of our:

•          3-year average burn rate

•          current overhang

•          classification with REITs

JLL Employee Equity Compensation Philosophy

•          The JLL compensation system rewards:

•          Profit performance

•          New Business and Client development

•          Client Satisfaction

•          Our compensation system design includes salary, bonus, and stock-based programs.

•          Differs from real estate industry practice, which generally uses commissions

•          Stock-based programs align employee and shareholder interests while also fostering retention

•          We believe our model provides stronger, long-term value proposition to shareholders, clients and employees

•          Stock Ownership Program (SOP)

•          Over 700 key employees annual cash bonuses are reduced by 10% to 20% to purchase restricted stock units (RSUs)

•          Primary objectives — retention of key talent and alignment with firm goals

•          50% of RSUs vest after 18 months and remainder after 30 months

•          25% uplift of deferred amount in additional shares

•          Use of stock options discontinued in 2003

SAIP Shareholder Benefits

•          The SAIP has benefited our Shareholders:

•          RSUs and SOP focus employees and directors on long-term Jones Lang LaSalle stock and financial performance

•          SOP puts significant “skin in the game” for hundreds of key employees

•          Balanced focus on annual vs. long-term performance results

•          Low voluntary turnover

•          Strong stock and financial performance

Share Usage

•          Recent Share Usage

•          In 2004, JLL granted 3.0% of common stock outstanding in RSUs, including SOP, to key employees and outside directors (“burn rate” trending down)

•          1.8% represented SOP shares purchased with a portion of annual bonuses of key employees, including the associated 25% uplift

•          1.2% represented grants of RSUs comparable to long-term incentives granted at other companies

Grants as a % of Common Stock Outstanding

[GRAPH]

Corporate Governance

•          Strong corporate governance

•          Proposal to shareholders to declassify Board of Directors in May 2005

•          Independent Chairman of the Board

•          Independent Compensation Committee members

•          Thomas C. Theobald, Chairman

•          Henri-Claude de Bettignies

•          Sir Derek Higgs

•          Sheila A. Penrose

•          Only one of six members of the Board is an Executive officer

•          Board recommends shareholder approval of the new share authorization for SAIP

Competitive Comparisons

•          Following charts compare our equity usage with similarly-sized companies in multiple industries in which we compete

•          Similarly-sized companies — revenues between 1/3 to 3 times Jones Lang LaSalle’s revenues

•          Note: showing 2004 data for Jones Lang LaSalle and 2003 data for comparator companies (2004 not yet available)

•          Comparison to REITs not appropriate

•          Profit distribution through dividends instead of stock price appreciation

•          Limited use of equity-based compensation

Equity Usage Comparisons – Multiple Industries

2003 Burn Rate (see notes)

[GRAPH]

Notes:
— Burn rate equity grants made during FY 2003 common stock outstanding
— Jones Lang LaSalle numbers reflect FY 2004 data

Total Overhang (see Notes)

[GRAPH]

Notes:
— Overhang sum of stock options/SARs granted and outstanding shares available for future grants common stock outstanding
— Jones Lang LaSalle overhang as of FY2004; other companies as of FY2003

Additional Considerations

•          Jones Lang LaSalle considers RSUs used in SOP to be more akin to employee stock purchase plans

•          Jones Lang LaSalle repurchases shares on the open market to minimize dilution impact of equity-based compensation